UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2013

 HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (508) 893-8999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Harvard Bioscience, Inc. (the “Company” or "Harvard Bioscience"), on October 21, 2013 and October 28, 2013, respectively, the Company hired Yoav Sibony as Vice President of Global Sales and Yong Sun as Vice President of Strategic Marketing and Business Development.

In connection with his hiring, Mr. Sibony and the Company entered into an offer letter dated September 30, 2013 which provides that Mr. Sibony will be an at-will employee with an annual base salary of $175,000 (“Base Salary”).  Furthermore, Mr. Sibony is eligible to receive cash incentive compensation on an annual basis of up to thirty five percent (35%) of his Base Salary upon meeting objectives as determined by the Chief Executive Officer of the Company. Mr. Sibony is also eligible to participate in other incentive compensation plans as the Board of Directors or Committee shall provide for the Company’s senior executive officers.  The offer letter also contains provisions regarding the provision of customary additional benefits such as medical, dental, vacation, life insurance and vehicle allowance and reimbursement. As previously disclosed by the Company, Mr. Sibony also received an inducement stock option grant of 50,000 options that vests in four equal annual installments over four years after the date of grant, being November 18, 2013.  The foregoing description of the principal terms of the offer letter for Mr. Sibony is qualified in its entirety by reference to the offer letter, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

In connection with his hiring, Mr. Sun and the Company entered into an offer letter dated September 30, 2013 pursuant which provides that Mr. Sun will be an at-will employee with an annual base salary of $225,000 (“Base Salary”).  Furthermore, Mr. Sun is eligible to receive cash incentive compensation on an annual basis of up to thirty five percent (35%) of his Base Salary upon meeting objectives as determined by the Chief Executive Officer of the Company. Mr. Sun is also eligible to participate in other incentive compensation plans as the Board of Directors or Committee shall provide for the Company’s senior executive officers.  The offer letter also contains provisions regarding the provision of customary additional benefits such as medical, dental, vacation, signing bonus and life insurance. As previously disclosed by the Company, Mr. Sun also received an inducement stock option grant of 100,000 options that vests in four equal annual installments over four years after the date of grant, being November 18, 2013.  The foregoing description of the principal terms of the offer letter for Mr. Sun is qualified in its entirety by reference to the offer letter, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Offer letter dated September 30, 2013 between Harvard Bioscience, Inc. and Yoav Sibony
10.2	Offer letter dated September 30, 2013 between Harvard Bioscience, Inc. and Yong Sun

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.
(Registrant)

February 19, 2014	/s/ ROBERT E. GAGNON
(Date)	Robert E. Gagnon
Chief Financial Officer & Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Title
10.1	Offer letter dated September 30, 2013 between Harvard Bioscience, Inc. and Yoav Sibony
10.2	Offer letter dated September 30, 2013 between Harvard Bioscience, Inc. and Yong Sun